Performance Management - Swan Enhanced Dividend Income ETF	Oct. 23, 2025
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance:
Performance Narrative [Text Block]

Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.ETFS.swanglobalinvestments.com or by calling 1-877-383-7259.

Performance One Year or Less [Text]	Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.
Performance Availability Website Address [Text]	www.ETFS.swanglobalinvestments.com
Performance Availability Phone [Text]	1-877-383-7259